THE FAIRHOLME FUND
Ticker: FAIRX

THE FAIRHOLME FOCUSED INCOME FUND
Ticker: FOCIX

THE FAIRHOLME ALLOCATION FUND
Ticker: FAAFX

 STATEMENT OF ADDITIONAL INFORMATION

March 30, 2011

(As supplemented on July 22, 2011)

Series of
FAIRHOLME FUNDS, INC.
("Company")

4400 Biscayne Blvd.
Miami, FL 33137

TELEPHONE: 1-866-202-2263
Website: www.fairholmefunds.com

This Statement of Additional Information ("SAI") is not a prospectus and should be read in conjunction with the prospectus of each of The Fairholme Fund ("Fairholme Fund"), The Fairholme Focused Income Fund ("Income Fund") and The Fairholme Allocation Fund ("Allocation Fund"), dated March 30, 2011 (together, the "Prospectus").

The audited financial statements of the Fairholme Fund and the Income Fund for the fiscal year ended November 30, 2010 are included in the Fairholme Fund's and the Income Fund's annual reports to shareholders (the "Annual Report"). The Annual Report is incorporated into this SAI by reference. You may obtain a copy of the Prospectus and the Annual Report, free of charge, by writing to Fairholme Funds, Inc. c/o BNY Mellon Investment Servicing (US) Inc., P.O. Box 9692, Providence, Rhode Island 02940-9692, by calling Fund Shareholder Servicing at 1-866-202-2263, or by visiting the Company's website: www.fairholmefunds.com.

TABLE OF CONTENTS

INTRODUCTION	3
INVESTMENT POLICIES AND SECURITIES AND INVESTMENT OPTIONS	3
ADDITIONAL INFORMATION ABOUT INVESTMENT OPTIONS AND RISKS	11
DISCLOSURE OF PORTFOLIO HOLDINGS	12
INVESTMENT RESTRICTIONS	13
INVESTMENT MANAGER	14
THE INVESTMENT MANAGEMENT AGREEMENTS	15
DIRECTORS AND OFFICERS	17
CONTROL PERSONS AND SHAREHOLDERS OWNING OVER 5% OF FUND SHARES	22
PURCHASING AND REDEEMING SHARES	22
TAX INFORMATION	24
PORTFOLIO TRANSACTIONS	25
PERSONAL TRADING BY THE PORTFOLIO MANAGERS AND OTHER INSIDERS	26
CUSTODIAN	26
TRANSFER AGENT	27
ADMINISTRATION AND ACCOUNTING SERVICES	27
PRINCIPAL UNDERWRITER	27
OTHER SERVICES	27
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	27
GENERAL INFORMATION	28
PROXY VOTING POLICIES AND PROCEDURES	28
FINANCIAL STATEMENTS	28
APPENDIX A
PROXY VOTING POLICY OF FAIRHOLME FUNDS, INC.	29
PROXY VOTING PROCEDURES OF FAIRHOLME FUNDS, INC.	32

INTRODUCTION

The Company was incorporated in Maryland on October 8, 1999 and is registered with the Securities and Exchange Commission ("SEC") as an open-end management investment company under the Investment Company Act of 1940, as amended ("1940 Act"). The Company currently has three series, the Fairholme Fund, the Income Fund and the Allocation Fund (each a "Fund" and together, the "Funds"). All Funds are described in this SAI.

The Fairholme Fund commenced operations on December 29, 1999. The Income Fund commenced operations on December 31, 2009. The Allocation Fund commenced operations on December 31, 2010.  Each Fund is non-diversified, which means that it may concentrate its investments in a smaller number of companies than a diversified fund. Each Fund offers one class of shares.

The Company's Board of Directors ("Board") oversees the affairs of the Company. The Board has delegated the day-to-day management and operations of the Funds to Fairholme Capital Management, L.L.C. ("Manager").

INVESTMENT POLICIES AND SECURITIES AND INVESTMENT OPTIONS

Each Fund's investment objective and principal investment strategies are detailed in the Prospectus. This section provides additional information about the principal investment strategies and risks of the Funds as well as other investment strategies that the Funds may pursue and the risks associated therewith.

The following investment options apply to all Funds:

Asset-Backed Securities. The Funds may invest in asset-backed securities. The securitization techniques used to develop mortgage-related securities are being applied to a broad range of financial assets. Through the use of trusts and special purpose corporations, various types of assets, including automobile loans and leases, credit card receivables, home equity loans, equipment leases and trade receivables, are being securitized in structures similar to the structures used in mortgage securitizations. For example, the Funds may invest in collateralized debt obligations ("CDOs"), which include collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs"), and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust, which is backed by a diversified pool of high-risk, below investment grade fixed-income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans.

Asset-backed securities are subject to risks associated with changes in interest rates, prepayment of underlying obligations and default by borrowers. The risk of default includes a borrower's failure to make timely interest and principal payments when due and to maintain the underlying collateral.  In its capacity as purchaser of an asset-backed security, a Fund would generally have no recourse to the entity that originated the loans in the event of default by the borrower. Asset-backed securities may be subject to greater risk of default during periods of economic downturn. Each type of asset-backed security also entails unique risks depending on the type of assets involved and the legal structure used. In some transactions, the value of the asset-backed security is dependent on the performance of a third party acting as credit enhancer or servicer. Furthermore, in some transactions (such as those involving the securitization of vehicle loans or leases) it may be administratively burdensome to perfect the interest of the security issuer in the underlying collateral and the underlying collateral may become damaged or stolen.

Cash Reserves. Although the Funds will normally hold a focused portfolio of securities, the Funds are not required to be fully invested and may maintain a significant portion of their total assets in cash and securities generally considered to be cash equivalents, including U.S. Government securities, money market funds, commercial paper repurchase agreements ("Repos") and other high quality money market instruments. From time to time, cash and cash reserves may also include foreign securities, including short-term obligations of foreign governments or other high quality foreign money market instruments. The Funds and the Manager believe that a certain amount of liquidity in each Fund's portfolio is desirable both to meet operating requirements and to take advantage of new investment opportunities. Under adverse market or other conditions, when a Fund is unable to find sufficient investment opportunities meeting its criteria for investment, cash and cash reserves may comprise a large percentage of the Fund's total assets. When a Fund holds a significant portion of assets in cash and cash reserves, it may not meet its investment objective and the Fund's performance may be negatively affected as a result.

Common Stock. Shares of common stock represent units of ownership in a corporation. Owners of common stock are typically entitled to vote on the selection of directors and other important matters as well as to receive dividends on their holdings (if applicable). In the event of liquidation of the corporation, the claims of secured and unsecured creditors and owners of bonds and preferred stock take precedence over the claims of those who own common stock. Increases and decreases in earnings are usually reflected in a corporation's stock price, so shares of common stock generally have the greatest appreciation and depreciation potential of all corporate securities.

Convertible Securities. Traditional convertible securities include corporate bonds, notes and preferred stock that may be converted into or exchanged for common stock and/or other securities that also provide an opportunity for equity participation. These securities are generally convertible either at a stated price or a stated rate (that is, for a specific number of shares of common stock or other security). As with other fixed-income securities, the price of a convertible security to some extent varies inversely with interest rates. While providing a fixed-income stream (generally higher in yield than the income derivable from a common stock but lower than that afforded by a non-convertible debt security), a convertible security also affords the investor an opportunity, through its conversion feature, to participate in the capital appreciation of the common stock into which it is convertible. As the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the price of a convertible security tends to rise as a reflection of the value of the underlying common stock. To obtain such a higher yield, the Funds may be required to pay for a convertible security an amount in excess of the value of the underlying common stock. Common stock acquired by a Fund upon conversion of a convertible security will generally be held for so long as such stocks are anticipated to provide the Fund with opportunities that are consistent with the Fund's investment objectives and policies.

Credit Default Swap Agreements. The "buyer" in a credit default swap contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or modified restructuring. The Funds may be either the buyer or seller in the transaction. As a seller, a Fund receives a fixed rate of income throughout the term of the contract, which typically is between one month and five years, provided that no credit event occurs. If a credit event occurs, the Fund typically must pay the contingent payment to the buyer, which is typically the "par value" (full notional value) of the reference obligation. The contingent payment may be a cash settlement or by physical delivery of the reference obligation in return for payment of the face amount of the obligation. The value of the reference obligation received by the Fund as a seller if a credit event occurs, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund. If the reference obligation is a defaulted security, physical delivery of the security will cause the Fund to hold a defaulted security. If the Fund is a buyer and no credit event occurs, the Fund will lose its periodic stream of payments over the term of the contract. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value.

Credit default swaps may involve greater risks than if a Fund had invested in the reference obligation directly. Credit default swaps are subject to general market risk, liquidity risk and credit risk.

Debt Securities. The Funds may invest in corporate and U.S. Government debt securities. Corporate debt securities include debt obligations offered by public or private corporations either registered or unregistered. The market value of such securities may fluctuate in response to interest rates and the creditworthiness of the issuer. The Funds may invest in debt securities that are non-investment grade or are in default.

U.S. Government debt securities include direct obligations of the U.S. Government and obligations issued by U.S. Government agencies and instrumentalities. Although certain securities issued by the U.S. Government, its agencies or instrumentalities are backed by the full faith and credit of the U.S. Government, others are supported only by the credit of that agency or instrumentality. There is no guarantee that the U.S. Government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest. In addition, a security backed by the U.S. Treasury or the full faith and credit of the U.S. Government is guaranteed only as to the timely payment of interest and principal when held to maturity. The current market prices for such securities are not guaranteed and will fluctuate. Certain U.S. Government agency securities or securities of U.S. Government-sponsored entities are backed by the right of the issuer to borrow from the U.S. Treasury, or are supported only by the credit of the issuer or instrumentality. While the U.S. Government provides financial support to those U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so and those securities are neither guaranteed nor issued by the U.S. Government. In the case of securities backed by the full faith and credit of the U.S. Government, shareholders are primarily exposed to interest rate risk.

Depository Receipts. American Depository Receipts, or ADRs, are depository receipts typically issued by a U.S. bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. Global Depository Receipts, or GDRs, European Depository Receipts, or EDRs, and other types of depository receipts are typically issued by non-U.S. banks or trust companies and evidence ownership of underlying securities issued by either a U.S. or a non-U.S. company. Generally, depository receipts in registered form are designed for use in the U.S. securities markets, and depository receipts in bearer form are designed for use in securities markets outside of the United States. For purposes of determining the country of issuance, investments in depository receipts of either type are deemed to be investments in the underlying securities.

Depository receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored depository receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the depository receipts.

Derivatives. Each Fund may, but is not required to, use derivatives for risk management purposes or as part of its investment strategies. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. A Fund may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its portfolio, to replace more traditional direct investments and to obtain exposure to otherwise inaccessible markets.

The Funds may invest in futures, options and swaps. Derivatives may be (i) standardized, exchange-traded contracts or (ii) customized, privately negotiated contracts. Exchange-traded derivatives tend to be more liquid and subject to less credit risk than those that are privately negotiated.

A Fund's use of derivatives may involve risks that are different from, or possibly greater than, the risks associated with investing directly in securities or other more traditional instruments. These risks include the risk that the value of a derivative instrument may not correlate perfectly, or at all, with the value of the assets, reference rates, or indexes that they are designed to track. Other risks include: the possible absence of a liquid secondary market for a particular instrument and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; the risk that adverse price movements in an instrument can result in a loss substantially greater than the Fund's initial investment in that instrument (in some cases, the potential loss is unlimited); and the risk that the counterparty will not perform its obligations.

The Funds may use the following types of derivatives.

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Futures Contracts and Options on Futures Contracts. A futures contract is an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specific price on the contract maturity date. Options on futures contracts are options that call for the delivery of futures contracts upon exercise. A Fund may purchase or sell futures contracts and options thereon to hedge against changes in interest rates, securities (through index futures or options) or currencies. A Fund may also purchase or sell futures contracts for foreign currencies or options for non-hedging purposes as a means of making direct investments in foreign currencies.

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Options. An option is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy (a "call option") or sell (a "put option") the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date. Investments in options are considered speculative. A Fund may lose the premium paid for them if the price of the underlying security or other asset decreased or remained the same (in the case of a call option) or increased or remained the same (in the case of a put option). If a put or call option purchased by a Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund. A Fund's investments in options include the following:

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Options on Foreign Currencies. A Fund may invest in options on foreign currencies that are privately negotiated or traded on U.S. or foreign exchanges for hedging purposes to protect against declines in the U.S. dollar value of foreign currency denominated securities held by the Fund and against increases in the U.S. dollar cost of securities to be acquired. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates, although if rates move adversely, a Fund may forfeit the entire amount of the premium plus related transaction costs. A Fund may also invest in options on foreign currencies for non-hedging purposes as a means of making direct investments in foreign currencies.

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Options on Securities. A Fund may purchase or write a put or call option on securities. A Fund will only exercise an option it purchased if the price of the security was less (in the case of a put option) or more (in the case of a call option) than the exercise price. If a Fund does not exercise an option, the premium it paid for the option will be lost. Normally, a Fund will write "covered" options (i.e., an option for securities the Fund owns), but may write an uncovered call option for cross-hedging purposes.

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Options on Securities Indices. An option on a securities index is similar to an option on a security except that, rather than taking or making delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

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Swaps. A swap is a customized, privately negotiated agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon, or calculated by, reference to changes in specified prices or rates for a specified amount of an underlying asset (the "notional" principal amount). Swaps are entered into on a net basis (i.e., the two payment streams are netted out, with a fund receiving or paying, as the case may be, only the net amount of the two payments). Payments received by a Fund from swap agreements will result in taxable income, either as ordinary income or capital gains. Except for currency swaps, the notional principal amount is used solely to calculate the payment streams but is not exchanged. With respect to currency swaps, actual principal amounts of currencies may be exchanged by the counterparties at the initiation, and again upon the termination, of the transaction. A large number of banks and investment banking firms act both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become well established and relatively liquid.

Foreign (Non-U.S.) Securities. The Funds may invest in securities of non-U.S. companies, including depository receipts and similar equity securities, corporate debt securities and short-term debt obligations of foreign governments and other foreign money market instruments.

Short-term debt obligations of foreign governments acquired by a Fund will generally have a maturity of six months or less and a credit rating of "A" or better by Standard & Poor's ("S&P") or a similar rating by another nationally recognized statistical rating organization ("NRSRO"). Other debt securities of non-U.S. companies may be purchased by the Fairholme Fund without regard to NRSRO ratings. See "Credit Risk," "Interest Rate Risk" and "Investment in High Yield Securities" below for a description of the risks of investing in debt and other fixed-income securities.

Investments in foreign companies involve certain risks not typically associated with investing in domestic companies. An investment in a foreign company may be affected by changes in currency rates and in exchange control regulations. There may be less publicly available information about a foreign company than about a domestic company and foreign companies may not be subject to the same degree of regulation as U.S. companies. Foreign companies, including foreign service providers used by the Funds in connection with these investments, generally are not subject to uniform accounting, auditing and financial reporting standards. Dividends and interest on foreign securities may be subject to foreign withholding taxes. Such taxes may reduce the net return to Fund shareholders. Foreign securities are often denominated in a currency other than the U.S. dollar. Accordingly, the Funds will be subject to the risks associated with fluctuations in currency values. In connection with investments in foreign securities, there is the possibility of expropriation, confiscation, taxation, currency blockage, transaction processing delays or restrictions, or political or social instability that could negatively affect the Funds and the value of an investment in the Funds.

Illiquid and Restricted Securities. Each Fund will maintain no more than 15% of its net assets in illiquid securities. A security shall be deemed illiquid if it cannot be disposed of within seven days at approximately the amount at which the security is valued by a Fund. Illiquid securities may be difficult to sell promptly at an acceptable price because of a lack of an available market and other factors. The sale of some illiquid and other types of securities may be subject to legal restrictions. Because illiquid and restricted securities may present a greater risk of loss than other types of securities, the Funds will not invest in such securities in excess of the limits set forth above.

The Funds may invest in securities acquired in a privately negotiated transaction from the issuer or a holder of the issuer's securities. Such securities may not be distributed publicly without registration under the Securities Act of 1933, as amended. Restricted and illiquid securities are valued by the Manager in accordance with procedures approved by the Board in a manner intended to reflect the fair market value of such securities. Securities that are subject to substantial market and credit risk may have greater liquidity risk.

Investment Companies. The Funds may not acquire securities issued by other investment companies, except as permitted by the 1940 Act and rules and regulations thereunder. As a shareholder of another investment company, a Fund would bear its pro rata portion of that company's advisory fees and other expenses. Such fees and expenses will be borne indirectly by the Fund's shareholders.

Loan Participations and Assignments (Bank Debt). The Funds may invest in bank debt, which includes interests in loans to companies or their affiliates undertaken to finance a capital restructuring or in connection with recapitalizations, acquisitions, leveraged buyouts, refinancings or other financially leveraged transactions and may include loans which are designed to provide temporary or bridge financing to a borrower pending the sale of identified assets, the arrangement of longer-term loans or the issuance and sale of debt obligations. These loans, which may bear fixed or floating rates, have generally been arranged through private negotiations between a corporate borrower and one or more financial institutions ("Lenders"), including banks. The Funds' investment may be in the form of participations in loans ("Participations") or of assignments of all or a portion of loans from third parties ("Assignments").

A Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling a Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, a Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. Thus, a Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. In addition, in connection with purchasing Participations, a Fund generally will have no role in negotiating or effecting amendments, waivers and consents with respect to the loans underlying the Participations. In the event of the insolvency of the Lender, a Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower.

In certain cases, the rights and obligations acquired by a Fund through the purchase of an Assignment may differ from, and be more limited than, those held by the assigning selling institution. Assignments are sold strictly without recourse to the selling institutions, and the selling institutions will generally make no representations or warranties to the Fund about the underlying loan, the borrowers, the documentation of the loans or any collateral securing the loans.

Investments in Participations and Assignments involve additional risks, including the risk of nonpayment of principal and interest by the borrower, the risk that any loan collateral may become impaired and that a Fund may obtain less than the full value for the loan interests sold because they may be illiquid. Purchasers of loans depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, the value of the instrument may be adversely affected.

Investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks. For example, if a loan is foreclosed, a Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral.

A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness, a Fund has direct recourse against the borrower, the Fund may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of a Fund were determined to be subject to the claims of the agent's general creditors, the Fund might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

Interests in loans are also subject to additional liquidity risks. Loans are generally subject to legal or contractual restrictions on resale. Loans are not currently listed on any securities exchange or automatic quotation system, but are traded by banks and other institutional investors engaged in loan syndication. As a result, no active market may exist for some loans, and to the extent a secondary market exists for other loans, such market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Consequently, a Fund may have difficulty disposing of Assignments or Participations in response to a specific economic event such as deterioration in the creditworthiness of the borrower, which can result in a loss. In such market situations, it may be more difficult for a Fund to assign a value to Assignments or Participations when valuing the Fund's securities and calculating its net asset value ("NAV").

Margin Purchases. The Funds may not purchase securities on margin, except (i) as otherwise permitted under rules adopted by the SEC under the 1940 Act or by guidance regarding the 1940 Act, or interpretations thereof, and (ii) that the Funds may obtain such short-term credits as are necessary for the clearance of portfolio transactions, and may make margin payments in connection with futures contracts, options, forward contracts, swaps and other financial instruments.

Preferred Stock. The Funds may invest in shares of preferred stock ("preferred shares"). Preferred shares generally pay dividends at a specified rate and generally have preference over common shares in the payments of dividends and the liquidation of an issuer's assets. Dividends on preferred shares are generally payable at the discretion of the issuer's board of directors. Accordingly, shareholders may suffer a loss of value if dividends are not paid. The market prices of preferred shares are also sensitive to changes in interest rates and in the issuer's creditworthiness. Accordingly, shareholders may experience a loss of value due to adverse interest rate movements or a decline in the issuer's credit rating.

Real Estate Investment Trusts. The Funds may invest in real estate investment trusts ("REITs"). Equity REITs invest directly in real property while mortgage REITs invest in mortgages on real property. REITs may be subject to certain risks associated with the direct ownership of real estate, including declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses and variations in rental income. REITs pay dividends to their shareholders based upon available funds from operations. It is quite common for these dividends to exceed a REIT's taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. The Funds intend to include the gross dividends from such REITs in their distributions to shareholders and, accordingly, a portion of the Funds' distributions may also be designated as a return of capital.

Repurchase Agreements. Each Fund may invest a portion of its assets in Repos with broker-dealers, banks and other financial institutions, provided that the Fund's custodian at all times has possession of the securities serving as collateral for the Repos or has proper evidence of book entry receipt of said securities. In a Repo, a Fund purchases securities subject to the seller's simultaneous agreement to repurchase those securities from the Fund at a specified price and time (as short as one day and as long as several weeks). The repurchase price reflects an agreed-upon interest rate during the time of investment. All Repos entered into by a Fund must be collateralized by U.S. Government debt securities, the market values of which equal or exceed 102% of the principal amount of the money invested by the Fund. A Repo exposes a Fund to the risk that the party that sells the securities will default on its obligation to repurchase those securities. If that happens, the Fund can lose money because it may not be able to sell the securities at the agreed-upon time and price or because the securities may lose value before they can be sold. If an institution with whom a Fund has entered into a Repo enters insolvency proceedings, the resulting delay, if any, in the Fund's ability to liquidate the securities serving as collateral could cause the Fund some loss if the securities declined in value prior to liquidation. To minimize the risk of such loss, the Funds will enter into Repos only with institutions and dealers considered creditworthy.

Rights and Warrants. The Funds may invest in rights or warrants. Rights and warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Rights and warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities that may be purchased nor do they represent any rights in the assets of the issuing company. Also, the value of a right or warrant does not necessarily change with the value of the underlying securities and a right or warrant ceases to have value if it is not exercised prior to the expiration date.

Short Sales. The Funds may engage in short sale transactions as a part of overall portfolio management or to offset a potential decline in the value of a security. A short sale involves the sale of a security that a Fund does not own, or if the Fund owns the security, is not to be delivered upon consummation of the sale. When a Fund makes a short sale of a security that it does not own, it must borrow from a broker-dealer the security sold short and deliver the security to the broker-dealer upon conclusion of the short sale.

If the price of the security sold short increases between the time of the short sale and the time a Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a short-term capital gain. Although a Fund's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

When-Issued Securities and Delayed-Delivery Transactions. The Funds may purchase securities on a when-issued basis, and they may purchase or sell securities for delayed-delivery. These transactions occur when securities are purchased or sold by a Fund with payment and delivery taking place at some future date. A Fund may enter into such transactions when, in the Manager's opinion, doing so may secure an advantageous yield and/or price to the Fund that might otherwise be unavailable. The Funds have not established any limit on the percentage of assets they may commit to such transactions. To minimize the risks of entering into these transactions, the Funds will maintain a segregated account with their custodian consisting of cash, or other high-grade liquid debt securities, denominated in U.S. dollars or non-U.S. currencies, in an amount equal to the aggregate fair market value of their commitments to such transactions.

The following investment options apply to the Fairholme Fund only:

Control and Other Substantial Positions. The Fairholme Fund may make investments in the securities of a company for the purpose of affecting the management or control of the company, subject to applicable legal restrictions with respect to the investment.

These investments impose additional risks for the Fairholme Fund other than a possible decline in the value of the investments. The Fairholme Fund, individually or together with other accounts managed by the Manager, may obtain a controlling or other substantial position in a public or private company (each, a "Portfolio Company"). Should the Fairholme Fund and other accounts managed by the Manager obtain such a position, the Manager may be required to make filings with the SEC concerning holdings in the Portfolio Company. The application of statutory and regulatory requirements to the Fairholme Fund or to the Manager and its affiliates could restrict activities contemplated by the Fairholme Fund or the Manager and its affiliates with respect to a Portfolio Company or limit the time and the manner in which the Fairholme Fund is able to dispose of its holdings or hedge such holdings. The Fairholme Fund or the Manager and its affiliates may be required to obtain relief from the SEC or its staff prior to engaging in certain activities with respect to a Portfolio Company that could be deemed a joint arrangement under the 1940 Act.

The Fairholme Fund may incur substantial expenses when taking control or other substantial positions in a company, and there is no guarantee that such expenses can be recouped. In addition, the Fairholme Fund's investments could be frozen in minority positions and the Fairholme Fund could incur substantial losses.

The Fairholme Fund could be exposed to various legal claims by governmental entities, or by a Portfolio Company, its security holders and its creditors, arising from, among other things, the Fairholme Fund's status as an insider or control person of a Portfolio Company or from the Manager's designation of directors to serve on the boards of directors of a Portfolio Company. Such legal claims include claims that the Fairholme Fund or the Manager (as a controlling person) is liable for securities laws violations by the Portfolio Company or environmental damage or product defects caused by the Portfolio Company or failure to supervise the Portfolio Company. Such legal claims also include claims that the Fairholme Fund, as a control person or significant shareholder of the Portfolio Company, has a fiduciary responsibility to other shareholders in connection with the Fairholme Fund's voting or investment decisions with respect to its holdings of the Portfolio Company's shares. Notwithstanding the foregoing, neither the Fairholme Fund nor the Manager intend to have unilateral control of any Portfolio Company and, accordingly, may be unable to control the timing or occurrence of an exit strategy for any Portfolio Company.

Special Situations. From time to time, the Fairholme Fund intends to invest in special situations, which may involve purchases of securities, including equity securities, fixed-income securities (which may include high yield debt securities or "junk bonds") and securities of companies that are in default. A special situation arises when, in the opinion of the Manager, the securities of a company will, within a reasonably estimated time, appreciate in value due to company specific developments that are independent of general business or market conditions. Such developments and situations include liquidations, reorganizations, recapitalizations, mergers, material litigation, technological breakthroughs, and new management or management policies. Although large and well-known companies may be involved, special situations often involve greater risk than is found in the normal course of investing. See "Credit Risk," "Interest Rate Risk" and "Investment in High Yield Securities" below for a description of the risks of investing in debt and other fixed-income securities.

ADDITIONAL INFORMATION ABOUT INVESTMENT OPTIONS AND RISKS

Future Developments. The Funds may take advantage of other investment practices that are not currently contemplated for use by the Funds, or are not available but may yet be developed, to the extent such investment practices are consistent with the Funds' investment objectives and legally permissible for the Funds. Such investment practices, if they arise, may involve risks that exceed those involved in the activities described above.

Master-Feeder Option. Notwithstanding their other investment policies, the Funds may seek to achieve their investment objectives by investing substantially all net assets in another investment company having the same investment objective and substantially the same investment policies and restrictions as those of the Funds. Although such an investment may be made in the sole discretion of the Directors, a Fund's shareholders will be given 30 days prior notice of any such investment. There is no current intent to make such an investment.

Portfolio Turnover.  While the Funds' strategies typically do not generate high portfolio turnover, the portfolio turnover rates of each Fund are expected to vary materially from year to year, and future rates may exceed those of previous years.  The Fairholme Fund had an annual portfolio turnover rate of 88.74% and 71.09% for the fiscal years ended November 30, 2010 and November 30, 2009, respectively.  For the period from its commencement of operations (December 31, 2009) through November 30, 2010, the Income Fund had a portfolio turnover rate of 77.03%.

High portfolio turnover in any year will result in the payment by a Fund of above-average transaction costs and could result in the payment by shareholders of above-average taxes on realized investment gains. Distributions to shareholders of such investment gains, to the extent they consist of short-term capital gains, will be considered ordinary income for federal income tax purposes.

Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the fiscal year by (2) the monthly average of the value of portfolio securities (excluding short-term securities and U.S. Government debt securities) owned during the fiscal year. A 100% turnover rate would occur if all the securities in a Fund's portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year.

Certain Risk Considerations. The following disclosure supplements the risk disclosure included in the Prospectus.

Credit Risk. The Funds' investments are subject to credit risk. An issuer's credit quality depends on its ability to pay interest on and repay its debt and other obligations. Defaulted securities or those expected to default are subject to additional risks in that the securities may become subject to a plan or reorganization that can diminish or eliminate their value. The credit risk of a security may also depend on the credit quality of any bank or financial institution that provides credit enhancement for the security. The Funds do not rely on third party credit ratings to select their investments.

Interest Rate Risk. The Funds' investments are subject to interest rate risk, which is the risk that the value of a security will decline because of a change in general interest rates. Investments subject to interest rate risk usually decrease in value when interest rates rise and rise in value when interest rates decline. Also, fixed-income securities with longer maturities typically experience a more pronounced change in value when interest rates change.

Investment in High Yield Securities. The Funds' investments in securities that are rated below investment grade by one or more NRSRO or rating agency (i.e., Ba3 and lower by Moody's Investors Service, Inc. ("Moody's") or BB- and lower by S&P and Fitch Investors Services, Inc. ("Fitch")) or, if not rated, determined by the Manager to be of equivalent quality ("high yield securities"), are subject to greater risk of loss of principal and interest than higher-rated securities. High yield securities are also generally considered to be subject to greater market risk than higher-rated securities and the capacity of issuers of high yield securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates. In addition, high yield securities may be more susceptible to real or perceived adverse economic conditions than investment grade securities.

Although the Manager does not rely on the ratings of rating agencies in selecting such investments, debt securities rated Ba (including Ba1, Ba2 and Ba3) by Moody's or BB (including BB+ and BB-) by S&P and Fitch are judged to have speculative elements or to be predominantly speculative with respect to the issuer's ability to pay interest and repay principal. Debt securities rated B (including B1, B2, B3, B+ and B-) by Moody's, S&P, and Fitch are judged to have highly speculative characteristics or to be predominantly speculative. Such securities may have small assurance of interest and principal payments. Securities rated Baa (including Baa1, Baa2 and Baa3) by Moody's are also judged to have speculative characteristics.

The market for high yield securities may be less liquid than the market for higher-rated securities, which can adversely affect the prices at which high yield securities can be sold. Adverse publicity and investor perceptions about high yield securities, whether or not based on fundamental analysis, may tend to decrease the market value and liquidity of these securities. To the extent there is no established secondary market for high yield securities, the Funds may experience difficulty in valuing such securities and, in turn, the Funds' assets.

Although the Manager will attempt to reduce the risk inherent in investing in high yield securities through credit analysis and attention to current developments and other trends affecting fixed-income securities, losses may occur. Certain high yield securities in which the Funds may invest may contain call or buy-back features that permit the issuers thereof to call or repurchase such securities. Such securities may present risks based on prepayment expectations. If an issuer exercises such a provision, the Funds' income may decline as a result of a loss of the higher income from such securities.

Ratings of fixed-income securities by the NRSROs are a generally accepted barometer of credit risk, although the Manager does not rely on credit ratings in selecting investments. Ratings are, however, subject to certain limitations. The rating of a security is heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of difference in the credit risk of securities within each rating category. Some securities are rated by more than one of the NRSROs, and the ratings assigned to the security by the rating agencies may differ. In such an event and for purposes of determining compliance with restrictions on investments for the Funds, if a security is rated by two or more rating agencies, the Manager will deem the security to be rated at the highest rating.

Unless otherwise indicated, references to securities ratings by one rating agency in this SAI shall include the equivalent rating by another rating agency.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Funds have adopted policies and procedures reasonably designed to prevent selective disclosure of the Funds' portfolio holdings to third parties. Portfolio holdings are generally disclosed as required by law or regulation on a quarterly basis through reports to shareholders or filings with the SEC within 60 days after quarter end. Each Fund may also make certain disclosures for legitimate business purposes, such as to provide information to service providers or broker-dealers in connection with their performing services for the Fund, as long as the recipient of such disclosures has been notified, or has executed an agreement recognizing, that such recipient is subject to a duty of confidentiality and may not trade in securities on the basis of any non-public information that may be included in the disclosures. Each Fund reserves the right to request from a disclosure recipient or its senior officers certifications that such recipient will use the information only in a manner that is consistent with the Fund's portfolio holdings disclosure policy and procedures and any applicable confidentiality agreement. Consistent with the foregoing, each of the following service providers of each Fund has been approved to receive information concerning the Fund's portfolio holdings, and is subject to an arrangement with the Fund, pursuant to which the provider receives holdings information relating to the services provided: (i) the Fund's independent registered public accounting firm; (ii) the Fund's custodian; (iii) the Fund's transfer agent, administrator and fund accountant; and (iv) the Fund's financial printer. Information is provided to these service providers as needed, including daily, in order for the service provider to perform its services for a Fund and with no time lag. Service providers are prohibited from using the portfolio holdings information for trading purposes and from sharing the portfolio holdings information, unless specifically authorized.

In addition, a Fund's executive officers and chief compliance officer (or his/her designee) ("Authorized Persons") may also authorize disclosure of the Fund's portfolio holdings to other persons after considering the anticipated benefits and costs to the Fund and its shareholders, the purpose of the disclosure and any conflicts of interest between the Fund and its shareholders and the interests of the Manager and any of its affiliates, and will report such authorizations to the Board. Disclosure of non-public portfolio holdings to third parties may only be made if an Authorized Person determines that such disclosure is not impermissible under applicable law or regulation. The Directors will review at least annually information regarding the nature of any such disclosures and recipients. If the Directors determine that any such disclosure was inappropriate, the Directors will take such actions as they deem necessary and appropriate to protect the interests of shareholders.

The Funds believe the foregoing policies and procedures reduce the likelihood that conflicts of interest will arise between shareholders and affiliates of the Funds. Both the Manager and the Funds have Codes of Ethics that govern conflicts of interest and that are designed to minimize the possibility that employees of the Funds or the Manager will act in a manner that is inconsistent with their respective duties to the Funds and Fund shareholders. No employee of the Funds, the Manager, or any of the Manager's affiliates receives any compensation whatsoever in connection with proper disclosure of Fund portfolio holdings information.

INVESTMENT RESTRICTIONS

The restrictions listed below are fundamental policies of each Fund and may be changed only with the approval of a majority of the outstanding voting securities of the Fund as defined in the 1940 Act. As provided in the 1940 Act, a vote of a majority of the outstanding voting securities of a Fund means the affirmative vote of the lesser of (A) more than 50% of the outstanding shares of the Fund, or (B) 67% or more of the shares of the Fund present at a meeting, if more than 50% of the shares are represented at the meeting in person or by proxy. Except with respect to borrowing, changes in the values of a Fund's assets as a whole will not cause a violation of the following investment restrictions so long as percentage restrictions are observed by the Fund at the time it purchases any security.

(1)
The Fund may not concentrate investments in an industry, as concentration may be defined under the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities.

(2)
The Fund may not issue any senior security (as that term is defined in the 1940 Act) or borrow money, except to the extent permitted by the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, or interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities.

For the purposes of this restriction, margin and collateral arrangements, including, for example, with respect to permitted borrowings, options, futures contracts, options on futures contracts and other derivatives such as swaps, are not deemed to involve the issuance of a senior security.

(3)
The Fund may not act as an underwriter of securities, except that the Fund may acquire restricted securities under circumstances in which, if such securities were sold, the Fund might be deemed to be an underwriter for purposes of the Securities Act of 1933, as amended.

(4)
The Fund may not make loans, except through (i) the purchase of debt obligations in accordance with their investment objective and policies; (ii) the lending of portfolio securities; (iii) the use of repurchase agreements; or (iv) the making of loans to affiliated funds, each as permitted under the 1940 Act, the rules and regulations thereunder (as such statutes, rules or regulations may be amended from time to time), or by guidance regarding, and interpretations of, or exemptive orders under, the 1940 Act.

(5)
Fairholme Fund and Income Fund. The Fund may not purchase or sell commodities, except that the Fund may enter into futures contracts, options on futures contracts and privately-negotiated contracts for the current or future delivery of commodities.

Allocation Fund. The Fund may purchase or sell commodities or options thereon to the extent permitted by applicable law.

(6)
The Fund may not purchase or sell real estate, except that it may dispose of real estate acquired as a result of the ownership of securities or other instruments. This restriction does not prohibit the Fund from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business.

INVESTMENT MANAGER

Information on the Manager, Fairholme Capital Management, L.L.C., is set forth in the Prospectus. This section contains additional information about the Manager and the portfolio management team.

Bruce R. Berkowitz is considered to be a control person of the Manager. Membership interests in the Manager are held by Gables Investment Partnership, LLLP and East Lane, LLC. Mr. Berkowitz is the Managing Member of the Manager, Gables Investment GP, LLC, general partner of Gables Investment Partnership, LLLP, and the sole limited partner of Gables Investment Partnership, LLLP. Mr. Berkowitz is also the managing member of East Lane, LLC.

Portfolio Management

The table below identifies the members of the portfolio management team, the number of accounts managed by each member of the portfolio management team, and the total assets in such accounts, within each of the following categories: registered investment companies, privately offered pooled investment vehicles, and separate accounts. Information in the table is shown as of February 28, 2011. Asset amounts are approximate and have been rounded.

	Registered Investment Companies		Privately Offered Pooled Vehicles		Separate Accounts**
Portfolio Management Team Member	Number of Accounts	Total Assets*	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Bruce R. Berkowitz	3	$20.7 billion	None	N/A	280	$2.0 billion
Charles M. Fernandez	3	$20.7 billion	None	N/A	280	$2.0 billion

*	Reflects the total assets of the Fairholme Fund, the Income Fund and the Allocation Fund.
**
Certain of the separate accounts invest a portion or all of their assets in one or more of the Funds. The total assets reflected above for such accounts exclude account assets invested in the Funds. Account assets invested in the Funds are included in the total assets of the Funds set forth under "Registered Investment Companies."

Conflicts of Interest

The Manager serves as the investment adviser for various investment vehicles, including the Funds and separate accounts. The Manager seeks to treat all clients fairly and equitably and has adopted policies and procedures reasonably designed to ensure that no client is disadvantaged over another where more than one client has the ability to invest in similar securities or participate in similar investment opportunities. Although many clients of the Manager have assets managed with the same overall investment philosophy, not all clients use the same specific investment strategies to achieve their goals. Furthermore, different clients of the Manager have different restrictions on their permitted investment activities, whether by statute, contract or instruction of the client. As a consequence of employing differing strategies and taking into account total asset size and investment restrictions, among other applicable factors, the portfolio holdings and investment performance of the Manager's clients may materially differ.

The Funds may use specific strategies not employed by separate accounts due to their size or ability to pursue investments in, among other types of investments, distressed debt, special situations and, to a limited extent, illiquid securities.  Furthermore, separate accounts may be more concentrated in specific securities or industries (and therefore generate higher or lower returns) than a Fund, where concentration in a security or industry is limited by application of requirements under the 1940 Act or other statutes, including the Internal Revenue Code.

Portfolio Management Team Compensation

The Company does not directly compensate any personnel of the Manager, including members of the portfolio management team. Mr. Berkowitz's compensation from the Manager is in the form of a share of the Manager's total profits. Mr. Fernandez receives from the Manager a fixed salary and an annual bonus. The annual bonus, which is subject to the profitability of the Manager, is discretionary and based on Mr. Berkowitz's assessment of Mr. Fernandez's contributions to the Manager.

The Manager receives asset-based fees only for its advisory services to its clients. No member of the portfolio management team is compensated based directly on the performance of the Funds or the value of the Funds' respective assets.

Ownership of Fund Securities

As of the fiscal year ended November 30, 2010, Mr. Berkowitz and his immediate family members owned shares of the Fairholme Fund worth in excess of $1,000,000 and shares of the Income Fund worth in excess of $1,000,000. As of such date, Mr. Fernandez and his immediate family members owned shares of the Fairholme Fund worth in excess of $1,000,000 and shares of the Income Fund worth in excess of $1,000,000.

As of March 1, 2011, officers and employees of the Manager, collectively owned shares of the Fairholme Fund worth in excess of $262,463,496, shares of the Income Fund worth in excess of $5,944,230 and shares of the Allocation Fund worth in excess of $38,373,436.

THE INVESTMENT MANAGEMENT AGREEMENTS

The Company has entered into an Investment Management Agreement with the Manager on behalf of each Fund (each, a "Management Agreement" and collectively, the "Management Agreements"). Under the terms of each Management Agreement, the Manager manages the investment operations of the Fund in accordance with the Fund's investment policies and restrictions. The Manager furnishes an investment program for each Fund; determines what investments should be purchased, sold and held; and makes changes in the investments of the Fund. At all times, the Manager's actions on behalf of the Funds are subject to the overall supervision and review of the Board. The Manager also manages investments for other clients whose objectives and strategies may result in conflicts of interest with the Funds. The Board has been advised of such potential conflicts and believes that the Manager has adequate policies and procedures designed to minimize the impact of any such conflicts on the Funds' portfolio.

Pursuant to each Management Agreement, the Manager provides, or arranges to provide, administrative and all other services necessary to manage the business and day-to-day operational needs of the Fund including: transfer agency, fund accounting, fund administration, custody, legal, audit, compliance, certain directors' fees, call center, fulfillment, travel, insurance, rent, printing, postage and other office supplies. Under each Management Agreement, the Fund retains responsibility for portfolio commission expenses, acquired fund fees and expenses, and other extraordinary expenses, if any, including, litigation costs.

Under each Management Agreement, the Manager may, with the Board's approval, employ third parties, including affiliated service providers, to assist it in performing the various services required by the Fund. The Manager is responsible for compensating such parties.

Each Management Agreement provides that the Manager shall not be liable for any loss suffered by the Fund or its shareholders as a consequence of any act or omission in connection with services under the Management Agreement, except by reason of the Manager's willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

Fairholme Fund

The Management Agreement of the Fairholme Fund provides for an initial term of two years and thereafter may continue in effect from year to year if its continuance is approved at least annually (i) by the Board or by vote of a majority of the outstanding voting securities of the Fund and (ii) by vote of a majority of the directors who are not parties to such agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.  The Fairholme Fund's Management Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

Pursuant to the Management Agreement of the Fairholme Fund, the Company pays a management fee at an annual rate equal to 1.00% of the average daily net assets of the Fairholme Fund to the Manager for its provision of investment advisory and operating services to the Fund. For the fiscal years ended November 30, 2010 and November 30, 2009, the Company paid $143,769,746  and $82,905,797, respectively, in fees to the Manager pursuant to the Management Agreement. For the period beginning May 23, 2008 and ending November 30, 2008, the Company paid $44,035,226 in fees to the Manager pursuant to the Management Agreement.

Prior to May 23, 2008, the Manager provided investment advisory services to the Fairholme Fund under an Investment Advisory Agreement, and provided, or arranged to provide, all other services to the Fund under a separate Operating Services Agreement. Under the Investment Advisory Agreement, for its investment advisory services to the Fairholme Fund, the Company paid to the Manager, on the last day of each month, a fee at an annual rate equal to 0.50% of the daily average net assets of the Fund, such fee to be computed daily based upon the daily average net assets of the Fund. For the Fairholme Fund's fiscal period beginning on December 1, 2007 and ending on May 22, 2008, the Company paid $17,401,931 in fees to the Manager pursuant to the Investment Advisory Agreement. Under the Operating Services Agreement, for its administrative and other services to the Fairholme Fund, the Company paid to the Manager, on the last day of each month, a fee at an annual rate equal to 0.50% of average net assets of the Fund, such fee to be computed daily based upon the daily average net assets of the Fund. For the Fairholme Fund's fiscal period beginning on December 1, 2007 and ending on May 22, 2008, the Company paid $17,401,931 in fees to the Manager pursuant to the Operating Services Agreement.

Income Fund

The Management Agreement of the Income Fund provides for an initial term of two years and thereafter may continue in effect from year to year if its continuance is approved at least annually (i) by the Board or by vote of a majority of the outstanding voting securities of the Fund and (ii) by vote of a majority of the directors who are not parties to such agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.  The Income Fund's Management Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

Pursuant to the Management Agreement of the Income Fund, the Company pays a management fee at an annual rate equal to 1.00% of the daily average net assets of the Income Fund to the Manager for its provision of investment advisory and operating services to the Fund. The Manager has, however, agreed to waive a portion of its management fees and/or pay Fund expenses (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation) in order to limit the net expenses of the Fund to an annual rate of 0.75% of the Fund's daily average net assets. The fee waiver/expense limitation shall remain in effect for at least one year after the effective date of the Prospectus and until the effective date of the Fund's prospectus incorporating the Fund's audited financial statements for the Fund's fiscal year ending November 30, 2011. The fee waiver/expense limitation may continue from year-to-year thereafter as determined by the Manager and approved by the Board. Under the fee waiver/expense limitation agreement, the Manager may request reimbursement for fee waivers and/or expense limitation payments made on behalf of the Fund during the three fiscal years prior to the date of such reimbursement request.  Any such reimbursement is subject to the Board's review and approval.  A reimbursement may be requested by the Manager if the aggregate amount actually paid by the Fund toward operating expenses for such fiscal year (taking into account any reimbursement) does not exceed the fee waiver/expense limitation for that year, or, if no such fee waiver/expense limitation is effective for that year, the management fee payable by the Fund to the Manager for that year.

For the period beginning December 31, 2009 (the date on which the Income Fund commenced operations) through November 30, 2010, the Manager was entitled to $2,067,850 in fees pursuant to the Income Fund's Management Agreement.  The Manager waived a portion of such fees for this period in the amount of $1,033,925, and accordingly received fees for such period in the amount of $1,033,925.

Allocation Fund

The Management Agreement of the Allocation Fund provides for an initial term of two years and thereafter may continue in effect from year to year if its continuance is approved at least annually (i) by the Board or by vote of a majority of the outstanding voting securities of the Fund and (ii) by vote of a majority of the directors who are not parties to such agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.  The Allocation Fund's Management Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

Pursuant to the Management Agreement of the Allocation Fund, the Company pays a management fee at an annual rate equal to 1.00% of the daily average net assets of the Fund to the Manager for its provision of investment advisory and operating services to the Fund. The Manager has, however, agreed to waive a portion of its management fees and/or pay Fund expenses (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation) in order to limit the net expenses of the Fund to an annual rate of 0.75% of the Fund's daily average net assets.  The fee waiver/expense limitation became effective on the effective date of the registration statement relating to the Fund  and shall remain in effect for at least one year after the effective date of the Prospectus and until the effective date of the Fund's prospectus incorporating the Fund's audited financial statements for the Fund's fiscal year ending 2011.  The fee waiver/expense limitation may continue from year-to-year thereafter as determined by the Manager and approved by the Board.  Under the fee waiver/expense limitation agreement, the Manager may request reimbursement for fee waivers and/or expense limitation payments made on behalf of the Fund during the three fiscal years prior to the date of such reimbursement request.  Any such reimbursement is subject to the Board's review and approval.  A reimbursement may be requested by the Manager if the aggregate amount actually paid by the Fund toward operating expenses for such fiscal year (taking into account any reimbursement) does not exceed the fee waiver/expense limitation for that year, or, if no such fee waiver/expense limitation is effective for that year, the management fee payable by the Fund to the Manager for that year.

DIRECTORS AND OFFICERS

The Board of the Company is responsible for overseeing and establishing policies regarding the management, conduct and operation of each Fund's business. The Directors and Officers of the Company are listed below.

Name, Age & Address+	Position(s) Held with the Company	Term of Office & Length of Time Served**	Principal Occupation(s) During Past 5 Years§	Number of Portfolios in Fund Complex Overseen by Director	Other Current Directorships Held by Director
Interested Directors and Officers
Bruce R. Berkowitz* Age 52	Director, President	Mr. Berkowitz has served as a Director of the Company since December 15, 1999.	Managing Member, Fairholme Capital Management, L.L.C. since October 1997.	3	Director and Chairman of the Board of Directors, The St. Joe Co.
Cesar L. Alvarez, Esq.* Age 63	Director	Mr. Alvarez has served as a Director of the Company since May 19, 2008.	Executive Chairman of Greenberg Traurig, LLP since 2010; Chief Executive Officer of Greenberg Traurig, LLP from October 1997 to 2010.	3	Chairman, Board of Directors, Mednax, Inc.; Co-Leading Director, Watsco, Inc.; Vice Chairman, Knight Foundation.
Charles M. Fernandez* Age 49	Director, Vice President	Mr. Fernandez has served as a Director and a Vice President of the Company since November 5, 2008.	President, Fairholme Capital Management, L.L.C. since November 2008; Chief Operating Officer, Fairholme Capital Management, L.L.C. from 2007 to 2008; President and CEO, Lakeview Health Systems LLC from 2003 to 2007.	3	Director, Miami Children's Hospital Foundation; Director and Vice Chairman of the Board of Directors, The St. Joe Co.
Independent Directors
Terry L. Baxter Age 65	Director	Mr. Baxter has served as a Director of the Company since May 19, 2008.	Chairman of the Board, CEO, Source One (retired); President of White Mountain Holdings (retired).	3	Director, Main Street America Group.
Howard S. Frank Age 70	Director	Mr. Frank has served as a Director of the Company since May 7, 2007.	Vice Chairman, Chief Operating Officer and Director, Carnival Corporation & plc.	3	Director, Steamship Mutual Trust; Director, New World Symphony; Director, The St. Joe Co.
Avivith Oppenheim, Esq. Age 60	Director	Ms. Oppenheim has served as a Director of the Company since December 15, 1999.	Attorney-at-Law.	3	None.
Leigh Walters, Esq. Age 64	Director	Mr. Walters has served as a Director of the Company since December 15, 1999.	Vice-President and Director, Valcor Engineering Corporation. Attorney-at-Law.	3	Director, Valcor Engineering Corporation.

____________________________________
+	Unless otherwise indicated, the address of each Director of the Company is c/o Fairholme Capital Management, L.L.C., 4400 Biscayne Blvd., 9th Floor, Miami, FL 33137.
*	Each of Mr. Berkowitz, Mr. Fernandez and Mr. Alvarez has an affiliation with the Manager, and accordingly is considered an "interested person," as defined in the 1940 Act.
**	Each Director serves for an indefinite term. Each officer serves for an annual term and until his or her successor is elected and qualified.
§
The information reported includes the principal occupation during the last five years for each Director, which relates to the professional experiences, attributes and skills relevant to each Director's qualifications to serve on the Board of the Company.

  Officers of the Company

Name, Age & Address+	Position Held with the Company	Term of Office & Length of Time Served*	Principal Occupation(s) During Past 5 Years
Tim Biedrzycki Age 62	Treasurer	Mr. Biedrzycki has served as Treasurer of the Company since November 2008.
Chief Executive Officer and President, FCM Services, Inc. since July 2008; Chief Operating Officer, FCM Services Inc. from February 2007 to June 2008; Managing Director, Citco Mutual Fund Services from August 2005 to February 2007.

Paul R. Thomson Age 54	Chief Compliance Officer and Secretary
Mr. Thomson has served as Chief Compliance Officer of the Company since April 2010 and has served as Secretary since June 2011, Mr. Thomson previously served as Chief Compliance Officer from November 2008 to January 2009.

Chief Compliance Officer, Fairholme Capital Management, L.L.C. since April 2010; Chief Financial Officer, Fairholme Capital Management, L.L.C. since January 2008; Managing Director and former Chief Financial Officer of Colliers-Seeley, Inc. from 2004 to 2007.

________________________________
+	Unless otherwise indicated, the address of each Officer of the Company is c/o Fairholme Capital Management, L.L.C., 4400 Biscayne Blvd., 9th Floor, Miami, FL 33137.
*	Each officer serves for an annual term and until his or her successor is elected and qualified.

Leadership Structure and the Board of Directors

The Board is responsible for overseeing the business affairs of the Company, including the business affairs of the Funds. The Board is composed of seven Directors, four of whom are not "interested persons" (as defined in the 1940 Act) of the Funds (the "Independent Directors"). In addition to four regularly scheduled meetings per year, the Independent Directors meet regularly in executive sessions among themselves and with Fund counsel to consider a variety of matters affecting the Funds. These sessions generally occur prior to, and following, scheduled Board meetings and at such other times as the Independent Directors may deem necessary. As discussed in further detail below, the Board has established three standing committees to assist the Board in performing its oversight responsibilities: the Audit Committee, the Nominating Committee and the Proxy Voting Committee. The Board is responsible for overseeing the Manager and other service providers with respect to the services they provide to the Company and the Funds in accordance with the provisions of the 1940 Act and other applicable laws.

The Company's By-Laws do not set forth any specific qualifications to serve as a Director. The Nominating Committee Charter ("Charter") sets forth a number of factors the Nominating Committee will take into account in considering candidates for membership on the Board, including: (i) the candidate's knowledge in matters relating to the investment company industry; (ii) any experience possessed by the candidate as a director/trustee or senior officer of other public companies; (iii) the candidate's educational background; (iv) the candidate's reputation for high ethical standards and personal and professional integrity; (v) any specific financial, technical or other expertise possessed by the candidate, and the extent to which such expertise would complement the Board's existing mix of skills and qualifications; (vi) the candidate's perceived ability to contribute to the on-going functions of the Board, including the candidate's ability and commitment to attend meetings regularly, work collaboratively with other members of the Board and carry out his or her duties in the best interests of the Funds; and (vii) such other factors as the committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies or other factors. In addition, in evaluating a candidate for nomination or election as a Director, the Nominating Committee will take into account the contribution that the candidate would be expected to make to the diverse mix of experience, qualifications, attributes and skills that the Nominating Committee believes contributes to good governance for the Funds. The Charter also sets forth certain factors that the Nominating Committee may take into account in evaluating potential conflicts of interest.  The Chairman of the Board is not an Independent Director. The Funds do not have a lead Independent Director. The Chairman's role is to set the agenda at each Board meeting, preside at all meetings of the Board and to act as a liaison with service providers, officers, attorneys, and other Directors generally between meetings. The Chairman may also perform other such functions as may be determined by the Board.

Among the attributes or skills common to all Directors are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the other Directors, Manager, other service providers, counsel and the independent registered public accounting firm, and to exercise effective and independent business judgment in the performance of their duties as Directors. Each Director's ability to perform his or her duties effectively has been attained through the Director's business, consulting, public service and/or academic positions and through experience from service as a board member of the Funds, public companies or other organizations as set forth in the preceding Directors and Officers table. Each Director's ability to perform his or her duties effectively also has been enhanced by his or her educational background, professional training, and/or other life experiences.

The Board's leadership structure is appropriate in light of the characteristics and circumstances of the Company and the Funds, including factors such as the Funds' investment strategy and style, the net assets of the Funds, the committee structure of the Company, and the management, distribution and other service arrangements of the Funds. The current leadership structure permits the Board to exercise informed and independent judgment over matters under its purview, and it allocates areas of responsibility among service providers, committees of Directors and the full Board in a manner that enhances effective oversight. The Board believes that having a majority of Independent Directors is appropriate and in the best interest of the Funds, and that the Board leadership by Mr. Berkowitz provides the Board with valuable corporate and financial insights that assist the Board as a whole with the decision-making process.  At the Board's discretion, the leadership structure of the Board may be changed at any time, including in response to changes in circumstances or the characteristics of the Funds.

In addition to the current directorships listed in the chart above, Mr. Berkowitz held the following directorships during the past five years: Director of White Mountains Insurance Group, Ltd. from 2004 to April 2010; Director of AmeriCredit Corp. from December 2008 to November 2009; Director and Chairman of TAL Internal Group from November 2004 to February 2009; Trustee of First Union Real Estate Mortgage Investments from 2000 to March 2008; and Director and Deputy Chairman of Olympus Re Holdings, Ltd. from 2001 to June 2006.

Risk Oversight

The Funds are subject to a number of risks, including investment, compliance, operational, and valuation risks. Day-to-day risk management functions are subsumed within the responsibilities of the Manager and the other service providers (depending on the nature of the risk) that conduct or carry out the Funds' investment management and business affairs.

Risk oversight is part of the Board's general oversight of the Funds and is addressed as part of various Board and Committee activities. The Board recognizes that it is not possible to identify all of the risks that may affect a Fund or to develop processes and controls to eliminate or mitigate their occurrence or effects. The Board has appointed a Chief Compliance Officer who oversees the implementation and testing of the Funds' compliance program and reports to the Board regarding compliance matters concerning the Funds and their principal service providers. As part of the Board's periodic review of the Funds' advisory and other service provider agreements, the Board may consider risk management aspects of the service providers' operations and the functions for which they are responsible. As part of its regular oversight of the Funds, the Board, directly or through a Committee, interacts with and reviews reports from the Manager, and the Funds' administrator, Chief Compliance Officer, independent registered public accounting firm and other providers, as appropriate, regarding risks faced by the Funds and relevant risk functions. The Board may, at any time and in its discretion, change the manner in which it conducts its risk oversight role.

Audit Committee

The Board has formed an Audit Committee to oversee the financial reporting of the Funds, nominate independent auditors to conduct audits of the Funds' financial statements and perform other related duties. The Audit Committee has adopted a charter to govern such activities. The Audit Committee met three times during the fiscal year ended November 30, 2010. The members of the Audit Committee are: Howard S. Frank (Chairperson), Terry L. Baxter, Avivith Oppenheim and Leigh Walters.

Nominating Committee

The Board has formed a Nominating Committee ("Nominating Committee"). The Nominating Committee will recommend nominees to the Board for election and periodically review the composition of the Board. The Nominating Committee did not meet during the fiscal year ended November 30, 2010. The Nominating Committee does not consider nominees recommended by shareholders as candidates for Board membership. The members of the Nominating Committee are: Avivith Oppenheim (Chairperson), Terry L. Baxter, Howard S. Frank and Leigh Walters.

Proxy Voting Committee

The Board has established a Proxy Voting Committee. The Proxy Voting Committee considers proxies involving potential conflicts of interest and requests for waivers of the proxy voting policy. The Proxy Voting Committee did not meet during the fiscal year ended November 30, 2010. The members of the Proxy Voting Committee are: Leigh Walters (Chairperson), Terry L. Baxter, Avivith Oppenheim, and Howard S. Frank.

Compensation

During the fiscal year ended November 30, 2010, each Director who is not an employee of the Manager received an annual retainer of $75,000 with an additional $30,000 paid to the Chairman of the Audit Committee. All Directors are permitted reimbursement for any out-of-pocket expenses incurred in connection with attendance at meetings. Pursuant to its obligations to the Company under the Management Agreement, the Manager is responsible for paying compensation, if any, to each of the Company's Directors who are entitled to receive compensation from the Company.

The table below sets forth the compensation paid to Directors by the Company during the fiscal year ended November 30, 2010:

	AGGREGATE COMPENSATION FROM THE FUNDS (PAID BY THE MANAGER)*	PENSION OR RETIREMENT BENEFITS ACCRUED AS PART OF FUNDS' EXPENSES	ESTIMATED ANNUAL BENEFITS UPON RETIREMENT	TOTAL COMPENSATION PAID TO DIRECTOR*
Cesar L. Alvarez	$75,000	-0-	-0-	$75,000
Bruce R. Berkowitz	-0-	-0-	-0-	-0-
Terry L. Baxter^	$75,000	-0-	-0-	$75,000
Charles M. Fernandez	-0-	-0-	-0-	-0-
Howard S. Frank^	$105,000	-0-	-0-	$105,000
Avivith Oppenheim^	$75,000	-0-	-0-	$75,000
Leigh Walters^	$75,000	-0-	-0-	$75,000

_______________________________
^	Directors who are not "interested persons" of the Company as defined under the 1940 Act.
*	The Fairholme Fund and the Income Fund were the only series of the Company during the fiscal year ended November 30, 2010.

Director Ownership of the Fairholme Fund and Income Fund Shares

As of December 31, 2010, the Directors beneficially owned equity securities in the Funds in the following amounts:

NAME OF DIRECTOR	DOLLAR RANGE OF SHARES HELD IN THE FAIRHOLME FUND	DOLLAR RANGE OF SHARES HELD IN THE INCOME FUND	DOLLAR RANGE OF SHARES HELD IN THE ALLOCATION FUND	AGGREGATE DOLLAR RANGE OF SHARES HELD IN ALL FUNDS OVERSEEN BY DIRECTOR
Cesar L. Alvarez	Over $100,000	none	none	Over $100,000
Bruce R. Berkowitz	Over $100,000	Over $100,000	Over $100,000	Over $100,000
Terry L. Baxter^	Over $100,000	none	none	Over $100,000
Charles M. Fernandez	Over $100,000	Over $100,000	none	Over $100,000
Howard S. Frank^	Over $100,000	none	none	Over $100,000
Avivith Oppenheim^	Over $100,000	Over $100,000	none	Over $100,000
Leigh Walters^	Over $100,000	Over $100,000	none	Over $100,000

___________________________
^	Directors who are not "interested persons" of the Company as defined under the 1940 Act.

As of March 1, 2011, the Officers and Directors of the Company (and their affiliates), as a group, owned approximately 7,951,000 shares or approximately 1.41% of the Fairholme Fund's outstanding shares, approximately 795,000 shares or approximately 1.95% of the Income Fund's outstanding shares and approximately 3,854,000 shares or approximately 22.48% of the Allocation Fund's outstanding shares.

CONTROL PERSONS AND SHAREHOLDERS OWNING OVER 5% OF FUND SHARES

As of March 1, 2011, the following persons owned 5% or more of the Fairholme Fund's outstanding shares.

NAME OF SHAREHOLDER	NUMBER OF FAIRHOLME FUND SHARES OWNED	% OWNERSHIP OF TOTAL FAIRHOLME FUND SHARES	TYPE OF OWNERSHIP
National Financial Services Corp.	144,466,220	25.66%	Record
Charles Schwab	126,722,333	22.52%	Record

As of March 1, 2011, the following persons owned 5% or more of the Income Fund's outstanding shares.

NAME OF SHAREHOLDER	NUMBER OF INCOME FUND SHARES OWNED	% OWNERSHIP OF TOTAL INCOME FUND SHARES	TYPE OF OWNERSHIP
National Financial Services Corp.	12,842,719	31.60%	Record
Charles Schwab	10,156,709	24.99%	Record
Prudential Investment Mgmt	3,961,973	9.75%	Record
TD Ameritrade Inc.	2,249,516	5.53%	Record

As of March 1, 2011, the following persons owned 5% or more of the Allocation Fund's outstanding shares.

NAME OF SHAREHOLDER	NUMBER OF ALLOCATION FUND SHARES OWNED	% OWNERSHIP OF TOTAL ALLOCATION FUND SHARES	TYPE OF OWNERSHIP
Charles Schwab	5,398,226	32.35%	Record
National Financial Services Corp.	3,894,420	23.34%	Record
Bruce R. Berkowitz	3,249,315	19.47%	Beneficial

A shareholder who beneficially owns, directly or indirectly, more than 25% of a Fund's voting securities may be deemed to "control" (as defined in the 1940 Act) the Fund.

PURCHASING AND REDEEMING SHARES

Purchases and redemptions of a Fund's shares will be made at NAV. Each Fund calculates its NAV per share on each business day the New York Stock Exchange ("NYSE") is open for business, as of the close of the NYSE, generally at 4:00 p.m., Eastern Time. A Fund's per share NAV is based on closing prices of the Fund's portfolio securities as of the close of regular trading hours on the NYSE, currently 4:00 p.m., Eastern Standard Time.

For purposes of computing the NAV of a share of a Fund, securities traded on securities exchanges are valued at the last quoted sales price at the time of valuation or, lacking any reported sales on that day, at the last bid price. Securities not traded or dealt in upon any securities exchange for which over-the-counter market quotations are readily available generally shall be valued at the last quoted sales price (if adequate trading volume is present) or, otherwise at the last bid price.

The ordinary pricing procedures used by each Fund to value its portfolio securities are described in greater detail in the Funds' valuation procedures.

The value of a foreign security is ordinarily determined as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of the close of trading on the NYSE, if earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.  If no sale is reported at that time, the foreign security will be valued at the last bid price.  In certain circumstances, the Manager shall make a fair value determination with respect to foreign securities, if in the Manager's judgment, the value of such a security does not represent the fair market value of the security.

When the Funds hold securities traded in foreign markets that are open when U.S. markets are closed, significant events, including company specific developments or broad foreign market moves may affect the value of foreign securities held by the Funds. Consequently, a Fund's NAV may be affected during a period when shareholders are unable to purchase or redeem their shares in the Fund. While fair value pricing may be more commonly used with foreign equity securities, it may also be used with thinly-traded domestic securities, fixed income securities or other assets held by the Funds.

A Fund's share price is calculated by subtracting its liabilities from the closing fair market value of its total assets and then dividing the result by the total number of shares outstanding on that day. Fund liabilities include accrued expenses and dividends payable, and its total assets include the market value of the portfolio securities as well as income accrued but not yet received. Since a Fund generally does not charge sales fees, the NAV is the offering price for shares of the Fund. The price per share for a purchase order or redemption request is the NAV next determined after receipt of the order.

An example of how the Fairholme Fund calculated its total offering price per share as of January 31, 2011 is as follows:

Fairholme Fund Total Net Assets divided by Fairholme Fund Total Shares Outstanding	=	Fairholme Fund Net Asset Value Per Share
$19,437,059,279 divided by 552,026,608	=	$35.21 Per Fairholme Fund Share

An example of how the Income Fund calculated its total offering price per share as of January 31, 2011 is as follows:

Income Fund Total Net Assets divided by Income Fund Total Shares Outstanding	=	Income Fund Net Asset Value Per Share
$391,655,781 divided by 35,346,900	=	$11.08 Per Income Fund Share

An example of how the Allocation Fund calculated its total offering price per share as of January 31, 2011 is as follows:

Allocation Fund Total Net Assets divided by Allocation Fund Total Shares Outstanding	=	Allocation Fund Net Asset Value Per Share
$112,814,114 divided by 11,486,533	=	$9.82 Per Allocation Fund Share

The right of redemption may not be suspended or the date of payment upon redemption postponed for more than seven days after shares are tendered for redemption, except for any period during which the NYSE is closed (other than customary weekend and holiday closings) or during which the SEC determines that trading thereon is restricted, or for any period during which an emergency (as determined by the SEC) exists as a result of which disposal by the Funds of securities owned by them is not reasonably practicable or as a result of which it is not reasonably practicable for the Funds fairly to determine the value of their net assets, or for such other periods as the SEC may by order permit for the protection of security holders of the Funds.

TAX INFORMATION

The information set forth in the Prospectus and the following discussion relate solely to U.S. federal income tax law and assumes that the Funds qualify to be taxed as a regulated investment company (as discussed below). Such information is only a summary of certain key federal income tax considerations and is based on current law. No attempt has been made to present a complete explanation of the federal tax treatment of the Funds or their shareholders. Investors are encouraged to consult their own tax advisers with respect to the specific tax consequences of being a shareholder in the Funds, including the effect and applicability of federal, state, local and foreign tax laws to their own particular situations.

Qualification as a Regulated Investment Company. Each of the Funds intends to qualify as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended, so as to be relieved of federal income tax on its capital gains and net investment income currently distributed to its shareholders. To qualify as a RIC, a Fund must, among other requirements, derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, or other income derived with respect to its business of investing in such stock or securities, or net income derived from interests in certain publicly traded partnerships.

If for any tax year a Fund does not qualify as a RIC, all of its taxable income will be subject to tax at regular corporate rates without any deduction for dividends paid to shareholders, and the dividends will be taxable to shareholders as ordinary income to the extent of the Fund's current and accumulated earnings and profits. Failure to qualify as a RIC would thus have a negative impact on the Fund's income and performance. It is possible that a Fund will not qualify as a RIC in any given tax year.

If a Fund qualifies as a RIC and distributes at least 90% of its investment company taxable income (taxable interest, dividends, net short-term capital gains and other taxable ordinary income, net of expenses), the Fund will not be subject to federal income tax on the investment company taxable income and net capital gain (the excess of net long-term capital gains over net short-term capital losses) distributed. However, the Fund would be subject to corporate income tax on any undistributed income other than tax-exempt income from municipal securities.

Each of the Funds intends to distribute to shareholders, at least annually, substantially all net investment income and any net capital gain. Dividends from net investment income and distributions from any net realized capital gains are reinvested in additional shares of the Funds unless the shareholder has requested in writing to have them paid by check.

Excise Tax. Each of the Funds will avoid the 4% federal excise tax that would otherwise apply to certain undistributed income for a given calendar year if it makes timely distributions to shareholders equal to the sum of (i) 98% of its ordinary income for such year, (ii) 98.2% of its capital gain net income for the twelve-month period ending on October 31 (or November 30 if elected by the Fund) of such year, and (iii) any ordinary income or capital gain net income from the preceding calendar year that was not distributed during such year. For this purpose, income or gain retained by a Fund that is subject to corporate income tax will be considered to have been distributed by the Fund during such year. Each of the Funds intends to make sufficient distributions to avoid liability for the excise tax. A Fund may be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

Taxation of the Non-Corporate Shareholder. Distributions of a Fund's investment company taxable income are taxable to you as ordinary income. A portion of a Fund's distributions may be treated as "qualified dividend income," which may be taxable through 2012 to individuals, trusts and estates at lower federal tax rates. A distribution is treated as qualified dividend income to the extent that a Fund received dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that holding period and other requirements are met. To the extent a Fund's distributions are attributable to other sources, such as interest or capital gains, the distributions are not treated as qualified dividend income.

Distributions of a Fund's net short-term capital gains are taxable to you as ordinary income. Distributions of a Fund's net long-term capital gains are taxable to you as long-term capital gains. Long-term is defined as securities held for more than one year at the time of the sale or exchange. Short-term is defined as securities held for one year or less at the time of sale or exchange.

Distributions that do not constitute ordinary income dividends or capital gain dividends will be treated as a return of capital. A return of capital distributions reduces your tax basis in the shares and is treated as gain from the sale of the shares to the extent your basis would be reduced below zero.

All distributions will be treated in the manner described above regardless of whether the distribution is paid in cash or reinvested in additional shares of a Fund.

Taxable distributions generally are included in a shareholder's gross income for the taxable year in which they are received. However, dividends declared in October, November and December and made payable to shareholders of record in such month will be deemed to have been received on December 31st if paid by a Fund during the following January.

Distributions by a Fund will result in a reduction in the fair market value of the Funds' shares. Should a distribution reduce the fair market value below a shareholder's cost basis, such distribution would be taxable to the shareholder as ordinary income or as a long-term capital gain, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares of a Fund just prior to a distribution. The price of such shares includes the amount of any forthcoming distribution so that those investors may receive a return of investment upon distribution which will, nevertheless, be taxable to them.

A portion of a Fund's income may qualify for the dividends-received deduction available to corporate shareholders to the extent that the Fund's income is derived from qualifying dividends from domestic corporations. Because a Fund may earn other types of income, such as interest, income from securities loans, non-qualifying dividends and short-term capital gains, the percentage of dividends from a Fund that qualifies for the deduction generally will be less than 100%. Each Fund will notify corporate shareholders annually of the percentage of the Fund's dividends that qualifies for the dividends received deduction.

If a shareholder fails to furnish his social security or other taxpayer identification number or to certify properly that it is correct, a Fund may be required to withhold federal income tax at the rate of 28% (backup withholding) from dividend, capital gain and redemption payments to him. Dividend and capital gain payments may also be subject to backup withholding if the shareholder fails to certify properly that he is not subject to backup withholding due to the under-reporting of certain income. Each Fund will send each shareholder a notice in January describing the tax status of dividends and capital gain distributions for the prior year.

In general, you will recognize a gain or loss on a sale or exchange of shares of a Fund in an amount equal to the difference between the amount of your net sales proceeds and your tax basis in the shares. All or a portion of any such loss may be disallowed if you purchase (for example, by reinvesting dividends) other shares of the Fund within 30 days before or after the sale or exchange. If disallowed, the loss will be reflected in an upward adjustment to the basis of the shares purchased. In general, any gain or loss will be capital gain or loss if you held your Fund shares as capital assets. Any capital gain or loss will be treated as long-term capital gain or loss if you held the Fund shares for more than one year at the time of the sale or exchange. Any capital loss arising from the sale or exchange of shares held for one year or less is treated as a long-term capital loss to the extent of the amount of distributions of net capital gain received on such shares.

Foreign Taxes. Income received by a Fund from sources within foreign countries may be subject to foreign income taxes, including withholding taxes.

PORTFOLIO TRANSACTIONS

Decisions to buy and sell securities for each Fund are made by the Manager. In placing purchase and sale orders for portfolio securities for a Fund, it is the policy of the Manager to seek the best execution of orders at the most favorable price. In selecting brokers to effect portfolio transactions, the determination of what is expected to result in the best execution at the most favorable price involves a number of considerations. Among these are the Manager's evaluation of the broker-dealer's efficiency in executing and clearing transactions, the rate of commission or the size of the broker-dealer's spread, the size and difficulty of the order, the nature of the market for the security, and operational capabilities of the broker-dealer. The Manager will not take into account the sale of shares of a Fund when selecting brokers to execute portfolio transactions.

The Manager may purchase or sell portfolio securities on behalf of each Fund in agency or principal transactions. In agency transactions, the Fund generally pays brokerage commissions. In principal transactions, the Fund generally does not pay commissions. However, the price paid for the security may include an undisclosed commission or mark-up or selling concessions. The Manager normally purchases fixed-income securities on a net basis from primary market makers acting as principals for the securities. The Manager may purchase certain money market instruments directly from an issuer without paying commissions or discounts. Over-the-counter securities are generally purchased and sold directly with principal market makers who retain the difference in their cost in the security and its selling price. In some instances, the Manager feels that better prices are available from non-principal market makers who are paid commissions directly.

For the fiscal years ended November 30, 2010, November 30, 2009 and  November 30, 2008, the Fairholme Fund paid brokerage commissions of $7,113,569, $4,660,650 and $8,040,774 respectively.  For the fiscal period beginning on December 31, 2009 (commencement of operations) through November 30, 2010, the Income Fund paid brokerage commissions of $16,324.

The Manager may combine transaction orders placed on behalf of each Fund with orders placed on behalf of any other advisory client, including any partnership or private account where principals and employees of the Manager have an interest, for the purposes of obtaining a more favorable transaction price. If an aggregated trade is not completely filled, the Manager allocates the trade among the participating Fund and other advisory clients, as applicable, on a pro rata basis or in accordance with such other allocation method that, in the opinion of the Manager, will result in fairness to all participants. Exceptions to such policies are permitted on a case-by-case basis when judged by the Manager to be fair and reasonable to the participating accounts. Since a Fund's strategy may differ from those of other advisory clients, it is possible the Fund may not participate in certain aggregated trades or may purchase or sell securities not owned by other advisory clients, and advisory clients may purchase or own securities not purchased or owned by the Fund.

As of the fiscal year ended November 30, 2010, the Fairholme Fund held securities of the following regular broker-dealers or their parents:

Name of Regular Broker or Dealer or Parent (Issuer)	Shares	Aggregate Market Value
The Goldman Sachs Group, Inc.	5,578,900	$871,089,446
Bank of America Corp.	77,317,115	846,622,409
General Electric Capital Corp.	300,000,000	299,852,595
American Express Co.	200,000,000	199,976,778

As of the fiscal period ended November 30, 2010, the Income Fund did not hold any securities of regular broker-dealers or their parents.

PERSONAL TRADING BY THE PORTFOLIO MANAGERS AND OTHER INSIDERS

Pursuant to Section 17(j) of the 1940 Act and Rule 17j-1 thereunder, the Funds and the Manager have adopted Codes of Ethics ("Codes") restricting personal securities trading by certain persons who are affiliated with the Funds and/or the Manager. These Codes are on public file and are available from the SEC. While the Codes permit personal transactions by these persons in securities held or to be acquired by the Funds, under certain circumstances, the Codes prohibit and are designed to prevent fraudulent activity in connection with such personal transactions.

CUSTODIAN

The Bank of New York Mellon, located at One Wall Street, New York, NY 10286, is custodian for the securities and cash of the Funds. Under the Custody Agreement, the custodian holds the Funds' portfolio securities in safekeeping and keeps all necessary records and documents relating to its duties.

TRANSFER AGENT

BNY Mellon Investment Servicing (US) Inc. ("BNY Mellon"), 760 Moore Road, King of Prussia, Pennsylvania 19406, serves as Transfer Agent to the Funds pursuant to a Transfer Agency Services Agreement among the Company, the Manager (with respect to the compensation section only), and BNY Mellon.

Under the Transfer Agency Services Agreement, BNY Mellon provided customary services of a transfer agent and dividend-paying agent including: (1) receiving and processing orders to purchase or redeem shares; and (2) mailing shareholder reports and prospectuses to current shareholders. BNY Mellon receives a transfer agency services fee which will be billed to the Manager on a monthly basis.

ADMINISTRATION AND ACCOUNTING SERVICES

BNY Mellon provides Administration and Accounting Services to the Funds pursuant to an Administration and Accounting Services Agreement among the Funds, the Manager (with respect to the compensation section only), and BNY Mellon. Under the Administration and Accounting Services Agreement, BNY Mellon provides, among other things, the following services: portfolio accounting and valuation, expense accrual and payment, financial reporting, tax accounting and assistance with compliance monitoring. BNY Mellon receives an administration and accounting services fee calculated as a percentage of each Fund's average daily net assets, which will be billed to the Manager on a monthly basis. For the fiscal year ended November 30, 2010 and for the period from March 16, 2009 to November 30, 2009, BNY Mellon received $619,421 and $293,526, respectively, in fees pursuant to the Administration and Accounting Services Agreement with respect to the Fairholme Fund.  For the period from December 31, 2009 (the date on which the Income Fund commenced operations) to November 30, 2010, BNY Mellon received $59,922 in fees pursuant to the Administration and Accounting Services Agreement with respect to the Income Fund.

BNY Mellon also provides state filing services to the Funds pursuant to a State Filing Services Agreement among the Funds, the Manager (with respect to the compensation section only) and BNY Mellon. Under the State Filing Services Agreement, BNY Mellon provides state registration and filing services for the Funds. BNY Mellon receives a state filing services fee based upon the number of state securities notice filings. This fee is billed to the Manager on a monthly basis.

Prior to March 16, 2009, U.S. Bancorp Fund Services, LLC ("USBFS") served as fund administrator pursuant to a Fund Administration Servicing Agreement among the Fairholme Fund, the Manager (with respect to the compensation section only) and USBFS. For the period from December 1, 2008 to March 15, 2009, USBFS received $198,261 in fees pursuant to the Fund Administration Servicing Agreement. For the Fairholme Fund's fiscal year ended November 30, 2008, USBFS received $689,947 in fees pursuant to the Fund Administration Servicing Agreement.

PRINCIPAL UNDERWRITER

Fairholme Distributors, Inc., 760 Moore Road, King of Prussia, Pennsylvania 19406, serves as principal underwriter for the Funds pursuant to an Underwriting Agreement for the limited purpose of acting as statutory underwriter to facilitate the registration and distribution of shares of the Funds.

OTHER SERVICES

The Company has entered into a service agreement with FCM Services, Inc., a wholly owned subsidiary of the Manager, pursuant to which FCM Services, Inc. provides administrative services to the Funds.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP, 1700 Market Street, Philadelphia, PA 19103, serves as each Fund's independent registered public accounting firm.

GENERAL INFORMATION

The Company's Charter permits the Board to issue 1,100,000,000 shares of common stock, 700,000,000 shares of which have been classified shares of common stock of the Fairholme Fund, 200,000,000 shares of which have been classified as shares of common stock of the Income Fund and 200,000,000 shares of which have been classified as shares of common stock of the Allocation Fund. The Board has the power to designate one or more separate and distinct series and/or classes of shares of common stock and to classify or reclassify any unissued shares with respect to such series.

Shareholders of each Fund are entitled: to one vote per full share; to such distributions as may be declared by the Company's Board out of funds legally available from the Fund; and upon liquidation, to participate ratably in the assets available for distribution from the Fund.

There are no conversion or sinking fund provisions applicable to the shares, and shareholders have no preemptive rights and may not cumulate their votes in the election of directors. The shares are redeemable and are fully transferable. All shares issued and sold by the Funds will be fully paid and non-assessable.

According to the law of Maryland under which the Company is incorporated and the Company's By-laws, the Company is not required to hold an annual meeting of shareholders unless required under the 1940 Act. Accordingly, the Company does not intend to hold annual shareholder meetings unless required under the 1940 Act. Shareholders have the right to call a meeting of shareholders for the purpose of voting to remove directors. The Company will call a meeting of shareholders for the purpose of voting upon the question of removal of a director or directors when requested in writing to do so by record holders of at least 10% of a Fund's outstanding shares.

PROXY VOTING POLICIES AND PROCEDURES

The Board has approved proxy voting policies and procedures for the Company. A copy of the Company's proxy voting policies and procedures is attached to this SAI as Appendix A. These procedures set forth guidelines and procedures for the voting of proxies relating to securities held by the Funds. Records of the Fairholme Fund and the Income Fund's proxy voting records are maintained and are available for inspection. The Board is responsible for overseeing the implementation of the procedures. Information regarding how the Fairholme Fund and the Income Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge upon request, by calling Shareholder Services at 1-866-202-2263; or by writing to the Company c/o BNY Mellon Investment Servicing (US) Inc., P.O. Box 9692, Providence, Rhode Island 02940-9692 and (ii) on the SEC's website at http://www.sec.gov.

FINANCIAL STATEMENTS

The audited financial statements of the Fairholme Fund for the fiscal year ended November 30, 2010 and the Income Fund for the period from December 31, 2009 (commencement of operations) to November 30, 2010 and the report of Deloitte & Touche LLP, the Fairholme Fund's and the Income Fund's independent registered public accounting firm, are incorporated herein by reference to the Annual Report. The Annual Report was filed on Form N-CSR with the SEC on February 1, 2011. The Annual Report is available without charge upon request by calling Shareholder Services at 1-866-202-2263, or by visiting the Company's website at www.fairholmefunds.com.

The financial statements of the Allocation Fund for the fiscal year end are not available because the Allocation Fund commenced operations on December 31, 2010.

APPENDIX A

PROXY VOTING POLICY OF FAIRHOLME FUNDS, INC.

PREFACE

Fairholme Funds, Inc. (the "Company") is registered with the Securities and Exchange Commission (the "Commission") as an open-end management investment company under the 1940 Act. The Company is a series company, meaning that it can offer an indefinite number of series of Company shares (each such series a "Fund" and together the "Funds"). The Company currently offers shares of three Funds, but may offer shares of additional Funds in the future. This policy applies equally with respect to the Company's currently existing Funds and any future Funds that may be offered by the Company.

The Company's affairs are generally managed by its Board of Directors (the "Board" or the "Directors"). Among its obligations to each Fund's shareholders, the Board is responsible for voting all proxies related to securities held in each Fund's investment portfolio. The Board, consistent with its fiduciary duties and pursuant to applicable rules and regulations promulgated under the 1940 Act, has designed this proxy voting policy (the "Policy") to reflect its commitment to vote all proxies in a manner consistent with the best interests of the Funds' shareholders. The Board or its designated agent(s), consistent with their duty of care, will monitor corporate actions for those securities issuers who have called upon their shareholders to vote proxies or attend shareholder meetings for the purpose of voting upon issues. Consistent with its duty of loyalty, the Board or its designated agent(s) will, in all cases, vote such proxies in a manner designed to promote shareholders' best interests.

KEY PROXY VOTING ISSUES

1. General Policies

All proxy solicitations shall be reviewed on an issuer-by-issuer basis, and each item for which a vote is sought shall be considered in the context of the company under review and the various economic impacts such item may have on a Fund's stated investment objectives. The Board or its designated agent(s) will give great weight to the views of the issuer's management, and in most cases will vote in favor of management's recommendations unless it is apparent, after reasonable inquiry, that to vote in accordance with management recommendations would likely have a negative impact on a Fund's shareholder value or conflict with the Fund's policies regarding management and corporate governance. In such cases, the Board or its designated agent(s) will engage in an independent analysis of the impact that the proposed action will have on shareholder values and will vote such items in accordance with their good faith conclusions as to the course of action that will best benefit Fund shareholders.

2. Boards of Directors

Electing directors is one of the most important rights of stock ownership that company shareholders can exercise. The Company believes that directors should act in the long-term interests of their shareholders and the company as a whole. Generally, when called upon by an issuer to vote for one or more directors, the Board or its designated agent(s) will vote in favor of director nominees that have expressed and/or demonstrated a commitment to the interest of the company's shareholders. The Board or its designated agent(s) will consider the following factors in deciding how to vote proxies relating to director elections:

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In re-electing incumbent directors, the long-term performance of the company relative to its peers shall be the key factor in whether the Board or its designated agent(s) votes to re-elect the director(s) – The Board or its designated agent(s) will not vote to re-elect a director if the company has had consistently poor performance relative to its peers in the industry, unless the director(s) has/have taken or is/are attempting to take tangible steps to improve the company's performance.

●
Whether the slate of director nominees promotes a majority of independent directors on the full board – The Board believes that it is in the best interest of all company shareholders to have, as a majority, directors that are independent of management.

A director nominee's attendance at less than 75% of required meetings – frequent non-attendance at board meetings will be grounds for voting against re-election.

●
Existence of any prior SEC violations and/or other criminal offenses – The Board will not vote in favor of a director nominee who, to Board or its designated agent(s) actual knowledge, is the subject of SEC or other criminal enforcement actions.

The Board believes that it is in the shareholders' best interests to have knowledgeable and experienced directors serving on a company's board. To this end, the Board believes that companies should be allowed to establish director compensation packages that are designed to attract and retain such directors. When called upon to vote for director compensation proposals, the Board or its designated agent(s) will consider whether such proposals are reasonable in relation to the company's performance and resources, and are designed to attract qualified personnel yet do not overburden the company or result in a "windfall" to the directors. The Board or its designated agent(s) will carefully consider proposals that seek to impose reasonable limits on director compensation.

In all other issues that may arise relating to directors, the Board or its designated agent(s) will vote against any proposal that clearly benefits directors at the expense of shareholders (excepting reasonable compensation to directors), and in favor of all proposals that do not unreasonably abrogate the rights of shareholders. As previously stated, each issue will be analyzed on an item-by-item basis.

3. Corporate Governance

Corporate governance issues may include the following: (i) corporate defenses, (ii) corporate restructuring proposals, (iii) proposals affecting the capital structure of a company, (iv) proposals regarding executive compensation, or (v) proposals regarding the independent auditors of the company. When called upon to vote on such items, the Board or its designated agent(s) shall consider, without limitation, the following factors:

i. Corporate Defenses. Although the Board or its designated agent(s) will review each proposal on a case-by-case basis, the Board or its designated agent(s) will generally vote against management proposals that (a) seek to insulate management from all threats of change in control, (b) provide the board with veto power against all takeover bids, (c) allow management or the board of the company to buy shares from particular shareholders at a premium at the expense of the majority of shareholders, or (d) allow management to increase or decrease the size of the board at its own discretion. The Board or its designated agent(s) will only vote in favor of those proposals that do not unreasonably discriminate against a majority of shareholders, or greatly alter the balance of power between shareholders, on one side, and management and the board, on the other.

ii. Corporate Restructuring. These may include mergers and acquisitions, spin-offs, asset sales, leveraged buy-outs and/or liquidations. In determining how to vote on these types of proposals, the Board or its designated agent(s) will consider the following factors: (a) whether the proposed action represents the best means of enhancing shareholder values, (b) whether the company's long-term prospects will be positively affected by the proposal, (c) how the proposed action will impact corporate governance and/or shareholder rights, (d) how the proposed deal was negotiated, (e) whether all shareholders receive equal/fair treatment under the terms of the proposed action, and/or (f) whether shareholders could realize greater value through alternative means.

iii. Capital Structure. Proposals affecting the capital structure of a company may have significant impact on shareholder value, particularly when they involve the issuance of additional stock. As such, the Board or its designated agent(s) will vote in favor of proposals to increase the authorized or outstanding stock of the company only when management provides persuasive business justification for the increase, such as to fund acquisitions, recapitalization or debt restructuring. The Board or its designated agent(s) will vote against proposals that unreasonably dilute shareholder value or create classes of stock with unequal voting rights if, over time, it is believed that such action may lead to a concentration of voting power in the hands of few insiders.

iv. Executive Compensation. The Board believes executives should be compensated at a reasonable rate and that companies should be free to offer attractive compensation packages that encourage high performance in executives because, over time, it will increase shareholder values. The Board also believes however, that executive compensation should, to some extent, be tied to the performance of the company. Therefore, the Board or its designated agent(s) will vote in favor of proposals that provide challenging performance objectives to company executives and which serve to motivate executives to better performance. The Board or its designated agent(s) will vote against all proposals that offer unreasonable benefits to executives whose past performance has been less than satisfactory.

The Board or its designated agent(s) will vote against shareholder proposals that summarily restrict executive compensation without regard to the company's performance, and will generally vote in favor of shareholder proposals that seek additional disclosures on executive compensation.

v. Independent Registered Public Accounting Firm. The engagement, retention and termination of a company's independent auditors must be approved by the company's audit committee, which typically includes only those independent directors who are not affiliated with or compensated by the company, except for directors' fees. In reliance on the audit committee's recommendation, the Board or its designated agent(s) generally will vote to ratify the employment or retention of a company's independent auditors unless the Board or its designated agent(s) is aware that the auditor is not independent or that the auditor has, in the past, rendered an opinion that was neither accurate nor indicative of the company's financial position.

4. Shareholder Rights

State law provides shareholders of a company with various rights, including cumulative voting, appraisal rights, the ability to call special meetings, the ability to vote by written consent and the ability to amend the charter or bylaws of the company. When called upon to vote on such items, the Board or its designated agent(s) will carefully analyze all proposals relating to shareholder rights and will vote against proposals that seek to eliminate existing shareholder rights or restrict the ability of shareholders to act in a reasonable manner to protect their interest in the company. In all cases, the Board or its designated agent(s) will vote in favor of proposals that best represent the long-term financial interest of Fund shareholders.

5. Social and Environmental Issues

When called upon to vote on items relating to social and environmental issues, the Board or its designated agent(s) will consider the following factors:

●	Whether the proposal creates a stated position that could negatively affect the company's reputation and/or operations, or leave it vulnerable to boycotts and other negative consumer responses;

●	The percentage of assets of the company that will be devoted to implementing the proposal;

●	Whether the issue is more properly dealt with through other means, such as through governmental action;

●	Whether the company has already dealt with the issue in some other appropriate way; and

●	What other companies have done in response to the issue.

While the Board generally supports shareholder proposals that seek to create good corporate citizenship, the Board or its designated agent(s) will vote against proposals that would tie up a large percentage of the assets of the company. The Board believes that such proposals are inconsistent with its duty to seek long-term value for each Fund's shareholders. The Board or its designated agent(s) will also evaluate all proposals seeking to bring to an end certain corporate actions to determine whether the proposals adversely affect the ability of the company to remain profitable. The Board or its designated agent(s) will generally vote in favor of proposals that enhance or do not negatively impact long-term shareholder values.

PROXY VOTING PROCEDURES
of
FAIRHOLME FUNDS, INC.

1. The Proxy Voting Officers

The Board has designated the President and Secretary of the Company (the "Proxy Voting Officers") as the persons responsible for voting all proxies relating to securities held in each series (each, a "Fund") of Fairholme Funds, Inc. ("Company"), subject to the authority of the Proxy Voting Committee (as defined herein) set forth in Section 2 below. Either Proxy Voting Officer may act on behalf of a Fund, and there shall be no requirement that both Proxy Voting Officers vote together. The Proxy Voting Officers may divide or determine responsibility for acting under this Policy in any manner they see fit. The Proxy Voting Officers shall take all reasonable efforts to monitor corporate actions, obtain all information sufficient to allow an informed vote on a pending matter, and ensure that all proxy votes are cast in a timely fashion and in a manner consistent with this Policy.

If, in the Proxy Voting Officer's reasonable belief, it is in the best interest of each Fund's shareholders to cast a particular vote in a manner that is contrary to this Policy, the Proxy Officer shall submit a request for a waiver to the Proxy Voting Committee (as defined below) stating the facts and reasons for the Proxy Voting Officer's belief. The Proxy Voting Officer shall proceed to vote the proxy in accordance with the decision of the Proxy Voting Committee.

In addition, if, in the Proxy Voting Officer's reasonable belief, it is in the best interest of the Fund's shareholders to abstain from voting on a particular proxy solicitation, the Proxy Voting Officer shall make a record summarizing the reasons for the Proxy Voting Officer's belief and shall present such summary to the Board along with other reports required in Section 4 below.

2. Proxy Voting Committee

The Board has formed a proxy voting committee (the "Proxy Voting Committee"), which is composed solely of the independent directors of the Company, to evaluate and determine (i) requests for waivers of this Policy and (ii) proxy solicitations that present a potential conflict of interest as discussed in Section 3 below.

3. Conflict of Interest Transactions

The Proxy Voting Officer shall submit to the Proxy Voting Committee all proxy solicitations that, in the Proxy Voting Officer's reasonable belief, present a conflict between the interests of the Fund's shareholders on one hand, and those of a Director, Officer, Adviser, Sub-Adviser (if any), Principal Underwriter or any of its affiliated persons/entities (each, an "Affiliated Entity"). Conflict of interest transactions include situations where:

●	an Affiliated Entity promotes a proxy proposal or is deemed to be the beneficial owner of 10% or more of a class of the issuer's securities to which the proxy relates;

●
an Affiliated Entity has a business or personal relationship with the participant of a proxy contest such as members of the issuer's management or the soliciting shareholder(s), when such relationship is of such closeness and intimacy that it would reasonably be construed to be of such nature that it would negatively affect the judgment of the Affiliated Entity;

●	an Affiliated Entity provides brokerage, underwriting, insurance or banking or other services to the issuer whose management is soliciting proxies;

●	an Affiliated Entity has a personal or business relationship with a candidate for directorship; or

●	an Affiliated Entity manages a pension plan or administers an employee benefit plan of the issuer, or intends to pursue an opportunity to do so.

In all such cases, the materials submitted to the Proxy Voting Committee shall include the name of the Affiliated Entity whose interests in the transaction are believed to conflict with the interests of the Fund, a brief description of the conflict, and any other information in the Proxy Voting Officer's possession that would enable the Proxy Voting Committee to make an informed decision on the matter. The Proxy Voting Committee may seek the recommendation of an independent third party with respect to any such matter. The Proxy Voting Officer shall vote the proxy in accordance with the direction of the Proxy Voting Committee.

4. Report to the Board of Directors

The Proxy Voting Officers shall compile and present to the Board a quarterly report of all proxy solicitations received by each Fund, including for each proxy solicitation; (i) the name of the issuer; (ii) the exchange ticker symbol for the security; (iii) the CUSIP number; (iv) the shareholder meeting date; (v) a brief identification of the matter voted; (vi) whether the matter was proposed by the management or by a security holder; (vii) whether the Proxy Voting Officer cast his/her vote on the matter and if not, an explanation of why no vote was cast; (viii) how the vote was cast (i.e., for or against the proposal); (ix) whether the vote was cast for or against management; and (x) whether the vote was consistent with this Policy, and if inconsistent, an explanation of why the vote was cast in such manner.

5. Responding to Shareholders' Request for Proxy Voting Disclosure

Consistent with the Company's Proxy Voting Policy, the Company shall, not later than August 31 of each year, submit a complete proxy voting record to be filed with the Securities and Exchange Commission for the twelve-month period ending June 30th of such year on SEC Form N-PX. The Funds' proxy voting record is available (i) on the SEC's website at http://www.sec.gov, and (ii) without charge, to shareholders of the Funds by calling the Company's toll-free number as listed in its current Prospectus. The Company shall respond to all shareholder requests for records within three business days of such request by first-class mail or other means designed to ensure prompt delivery.

6. Record Keeping

In connection with the Company's Proxy Voting Policy, the Proxy Voting Officers shall maintain a record of the following:

●	Copies all proxy solicitations received by each Fund, including a brief summary of the name of the issuer, the exchange ticker symbol, the CUSIP number, and the shareholder meeting date;

●	a reconciliation of the proxy solicitations received and number of shares held by each Fund in the soliciting issuer;

●	the analysis undertaken to ensure that the vote cast is consistent with this Policy;

●	copies, if any, of any waiver request submitted to the Proxy Voting Committee along with the Proxy Voting Committee's final determination relating thereto;

●	copies, if any, of all documents submitted to the Proxy Voting Committee relating to conflict of interest situations along with the Proxy Voting Committee's final determinations relating thereto;

●	copies of any other documents created or used by the Proxy Voting Officer in determining how to vote the proxy;

●	copies of all votes cast;

●	copies of all quarterly summaries presented to the Board; and

●	copies of all shareholder requests for a Fund's proxy voting record and responses thereto.

All records required to be maintained under the Company's Proxy Voting Policy shall be maintained in the manner and for such period as is consistent with other records required to be maintained by the Company pursuant to applicable rules and regulations promulgated under the 1940 Act.